Financial instruments	9 Months Ended
Sep. 30, 2020
Financial instruments
Financial instruments

Note 9 - Financial instruments

As of September 30,2020 and December 31, 2019, the following financial instruments are measured at fair value through profit or loss:

DKK thousand	September 30, 2020	December 31, 2019

Marketable securities	296,909	299,448
Other investments	33,007	35,632
Financial assets measured at fair value	329,916	335,080

The fair value of marketable securities and other investments is based on Level 1 and Level 3, respectively, in the fair value hierarchy. No financial assets are based on Level 2.

Other investments consist of a USD 5.2 million (December 31, 2019: USD 5.3 million) investment in Beta Bionics, Inc., the developer of iLet™, a fully integrated dual-hormone pump (bionic pancreas) for autonomous diabetes care. The fair value of the investment in Beta Bionics, Inc. is based on the capital contributions made by either Zealand or other investors, and investee’s current business plan, and is classified as level 3 fair values in the fair value hierarchy due to the use of unobservable inputs. For further information please see note 15 in the Annual Report 2019.

Management has for the purpose of measuring the fair value at September 30, 2020 obtained information about capital contributions made during the three months period ended September 30, 2020 and other progress achieved already or in the short-term that can be used as firm evidence for a revised valuation. Management has obtained a valuation report from Beta Bionics supporting the fair value at September 30, 2020.

A net fair value adjustment of DKK -5.2 million from marketable securities and other investments have been recognized as financial expenses, as of September 30, 2020 (September 30, 2019: DKK 6.9 million as financial income).

There were no transfers between levels 1,  2 and 3 for recurring fair value measurements during the interim periods ended September 30, 2019 and 2020, respectively.